CONVERTIBLE BONDS	12 Months Ended
Dec. 31, 2013
CONVERTIBLE BONDS
22.	CONVERTIBLE BONDS

On January 29, 2008, the Company issued in aggregate principal amount of US$172,500,000 Convertible Senior Notes (the “2008 Notes”) due January 15, 2018 to third-party investors (the “Holders”). The Notes bear interest at a rate of 3.5% per annum, payable on January 15 and July 15 of each year, commencing on July 15, 2008.

The Holders may require the Company to redeem all or a portion of the 2008 Notes on January 15, 2015, at a price equal to 100% of the principal amount of the 2008 Notes to be repurchased plus accrued and unpaid interest. The Holders may also require the Company to redeem all or a portion of the 2008 Notes at a price equal to 100% of principal amount of the 2008 Notes to be repurchased plus accrued and unpaid interest upon the occurrence of a fundamental change, which is defined as a change in control or a termination of trading. In addition, the Company may redeem part or all of the Notes on and after January 20, 2015, at a price equal to 100% of the principal amount of the 2008 Notes to be repurchased plus accrued and unpaid interest, provided the Company’s ADSs trading price meets certain conditions. At the Holders’ option, the principal amount of the Notes may be converted into the Company’s ADSs initially at a conversion rate of 52.2876 ADSs (equivalent to an initial conversion price of approximately US$19.125 per ADS) per US$1,000 principal amount of the 2008 Notes, at any time prior to maturity. The applicable conversion rate will be subject to adjustment in certain circumstances.

The 2008 Notes were initially recorded at the principal amount of US$172,500,000. Direct debt issuance costs of RMB40,459,000 are deferred and amortized over the life of the 2008 Notes using the effective interest rate method. At the commitment date on January 29, 2008, the Company evaluated and determined that the redemption and put options do not require bifurcation from the 2008 Notes under the requirements of ASC 815-10 because they are clearly and closely related to the debt host instrument. No beneficial conversion feature was recognized as the effective conversion price per ADS of US$19.125 was higher than the fair value per ADS of the Company at the commitment date (January 29, 2008) of US$17.73.

The adoption of ASC 815-40, Derivatives and Hedging: Contracts in Entity’s Own Equity, on January 1, 2009 revised the Company’s accounting for the conversion option of the 2008 Notes. The Company evaluated the conversion option of the 2008 Notes upon adoption of ASC 815-40 and determined that the conversion option qualified for derivative accounting because the conversion option, if freestanding, is not considered to be indexed to the Company’s own stock.

Accordingly, the conversion option was bifurcated from the 2008 Notes upon adoption of ASC 815-40 as a derivative liability at an initial fair value of RMB962,993,000. Changes in fair value of the conversion options are recognized through the statements of comprehensive income. For the year ended December 31, 2013, the Company recorded a loss of RMB6,105,000 (US$1,008,474) (2012: a loss of RMB5,692,000) resulting from the change in fair value of the conversion option. As of December 31, 2013, the conversion option, which has been combined with the 2008 Notes on the balance sheet, was recorded at a fair value of RMB14,013,000 (US$2,314,783) (2012: RMB7,908,000).

In the year ended December 31, 2012, the Company repurchased the 2008 Notes with total principal amount of US$71,900, 000 with total consideration of RMB299,271,000 from the open market, and recognized a loss on the extinguishment of debt of RMB82,713,000 as a result of the repurchase. No 2008 Notes were repurchased during 2013.

For the year ended December 31, 2013, the interest expense for the Notes was RMB133,587,000 (US$22,067,000).